UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2013 (November 5, 2013)

KAR Auction Services, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard

Carmel, Indiana 46032

(Address of principal executive offices) (Zip Code)

(800) 923-3725

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

KAR Holdings II and Axle Holdings II Amendments

On November 5, 2013, (i) KAR Holdings II, LLC (“KAR LLC”) entered into the Fourth Amendment (the “KAR Holdings II Amendment”) to its Second Amended and Restated Limited Liability Company Agreement, dated April 20, 2007, as amended, and (ii) Axle Holdings II, LLC (“Axle LLC”) entered into the Second Amendment (the “Axle Holdings II Amendment,” and together with the KAR Holdings II Amendment, the “Amendments”) to its Amended and Restated Limited Liability Company Agreement, dated May 25, 2005, as amended. The Amendments provided for the manner in which the proceeds of the sale of the Shares (as defined below) would be allocated among the members of KAR LLC and Axle LLC, respectively.

Underwriting Agreement

On November 6, 2013, the Company priced an underwritten public offering (the “Offering”) of 23,896,583 shares (the “Firm Shares”) of Common Stock, at a price of $27.60 per share, pursuant to the underwriting agreement (the “Underwriting Agreement”), dated November 6, 2013, among the Company, KAR LLC and Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co. (together, the “Underwriters”). KAR LLC granted the Underwriters a 30-day option to purchase up to 3,584,487 additional shares of Common Stock (together with the Firm Shares, the “Shares”), which was exercised in full on November 8, 2013. The Shares will be sold by KAR LLC to the Underwriters at a price of $27.14 per share. The Company will not receive any proceeds from the sale of the Shares. Subject to customary closing conditions, the Offering is expected to close on November 13, 2013. Upon the closing of the Offering and after giving effect to the in-kind distribution by KAR LLC and Axle LLC as described in the applicable Amendments, KAR LLC will not hold any shares of Common Stock.

In the ordinary course of business, certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, investment banking, commercial banking and other services for the Company and its affiliates, for which they received or will receive customary fees and expenses.

The offering of the Shares is being made pursuant to the Company’s existing effective shelf registration statement on Form S-3 (File No. 333-174038) filed with the Commission and the related prospectus supplement and accompanying prospectus.

The foregoing description of the Underwriting Agreement, the KAR Holdings II Amendment and the Axle Holdings II Amendment are qualified in their entirety by reference to the full text of the Underwriting Agreement, the KAR Holdings II Amendment and the Axle Holdings II Amendment, which are filed as Exhibits 1.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 6, 2013, among KAR Auction Services, Inc., KAR Holdings II, LLC and Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co.

10.1	Fourth Amendment to Second Amended and Restated Limited Liability Company Agreement of KAR Holdings II, LLC, dated November 5, 2013

10.2	Second Amendment to the Amended and Restated Limited Liability Company Agreement of Axle Holdings II, LLC, dated November 5, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2013	KAR Auction Services, Inc.

/s/ Rebecca C. Polak
Rebecca C. Polak
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 6, 2013, among KAR Auction Services, Inc., KAR Holdings II, LLC and Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co.

10.1	Fourth Amendment to Second Amended and Restated Limited Liability Company Agreement of KAR Holdings II, LLC, dated November 5, 2013

10.2	Second Amendment to the Amended and Restated Limited Liability Company Agreement of Axle Holdings II, LLC, dated November 5, 2013